Press release dated December 12, 2006.
EX-99.1

FOR IMMEDIATE RELEASE

FOR MORE INFORMATION, CONTACT:

TransCommunity Financial Corporation
Thomas M. Crowder-EVP, Investor Relations
4235 Innslake Drive
Glen Allen, VA 23060
804-934-9999

TransCommunity Financial Corporation Announces Opening of Fourth Subsidiary Bank.  Bank of Rockbridge to Serve Lexington/Rockbridge County and Surrounding Communities

Richmond, Virginia.  December 12, 2006.  TransCommunity Financial Corporation (Symbol: “TCYF”) announced today that it has opened its fourth subsidiary bank.  The Bank of Rockbridge, with headquarters in Lexington, Virginia, will serve Rockbridge County and surrounding markets.

“We have been looking forward to extending our footprint to the Lexington and Rockbridge County market for some time,” commented Bruce B. Nolte, President and CEO of TransCommunity Financial Corporation.  “With the opening of this bank, we are delivering on our promise to the citizens of Rockbridge County to establish a local banking presence in their community.  With the support and hard work of the Bank of Rockbridge board of directors, led by Chairman, Lawrence W. Broomall, and the commitment of bank president, David Grist, we have finally reached this important milestone.”

The bank’s headquarters are located at 744 North Lee Highway in Lexington , Virginia, in facilities originally occupied by the former Bank of Rockbridge.  “I am excited to be a part of bringing the Bank of Rockbridge name back to our community,” stated T. David Grist, the Bank’s President and CEO.  “I’ve been involved in the banking business in Rockbridge County for nearly 28 years.  A major portion of my career was spent with the original Bank of Rockbridge, so I’m particularly happy to have been able to play a role in restoring what was such a strong local institution to our community.”

“Prior to its acquisition in 1999, the old Bank of Rockbridge was the dominant bank in this market,” noted Nolte.  “With the support of David Grist and his board of directors, we plan for the Bank of Rockbridge to once again be a major player in this community.”

In addition to Bank of Rockbridge, TransCommunity Financial Corporation also owns three other community banks in the central Virginia market:  Bank of Powhatan, Bank of Goochland and Bank of Louisa.

Forward-Looking Statements

This news release contains forward-looking statements. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such statements are subject to certain factors that may cause the Company’s results to vary from those expected. Forward-looking statements may include, but are not limited to, discussions concerning:

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Projections of revenues, expenses, losses, losses per share, net interest margins, asset growth, loan production, deposit growth, and other performance measures
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Expansion of operations, including de novo banks and branch openings, entrance into new markets, development of products and services
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Discussions on the outlook of the economy, competition, regulation, taxation, company strategies, subsidiaries, investment risk and policies

Actual results or performance could differ from those implied or contemplated by forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties, including, among others: general business, economic and market conditions, fiscal and monetary policies, war and terrorism, natural disasters, changes in interest rates, deposit flows, loan demand and real estate values; a deterioration in credit quality and/or a reduced demand for credit, competition with other providers of financial products and services; the issuance or redemption of additional Company equity or debt; volatility in the market price of the Company’s common stock; changes in accounting principles, policies or guidelines, changes in laws or regulation; reliance on other companies for products and services; operational or systems risks; and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and delivery of services. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. TransCommunity does not undertake, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, whether as the result of new information, future events or otherwise.